UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 14, 2024

AppLovin Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-40325	45-3264542
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1100 Page Mill Road
Palo Alto, California 94304
(Address of principal executive offices, including zip code)
(800) 839-9646
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.00003 per share	APP	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition

On February 14, 2024, AppLovin Corporation (“AppLovin” or the “Company”) issued a press release announcing its financial results for the quarter ended December 31, 2023 and issued a letter to its shareholders. A copy of the press release and shareholder letter are attached as Exhibits 99.1 and 99.2 to this current report on Form 8-K and are incorporated by reference herein.

The information in this Item 2.02 of this current report on Form 8-K and the related exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 8.01    Other Events.

As of February 8, 2024, approximately $2.2 million remained available under AppLovin’s share repurchase program. On February 8, 2024, the Board of Directors of AppLovin authorized an increase of $1.25 billion such that up to $1.252 billion of Class A Common Stock may be repurchased under the share repurchase program following this increase. Repurchases may be made from time to time through open market purchases or through privately negotiated transactions subject to market conditions, applicable legal requirements and other relevant factors. Open market repurchases may be structured to occur in accordance with the requirements of Rule 10b-18. AppLovin may also, from time to time, enter into Rule 10b5-1 plans to facilitate repurchases of its shares under this authorization. The repurchase program does not obligate AppLovin to acquire any particular amount of its Class A common stock, and may be suspended at any time at AppLovin’s discretion.

Item 9.01    Financial Statements and Exhibits
(d) Exhibits:

Exhibit No.	Exhibit Description
99.1	Press Release, dated February 14, 2024.
99.2	Letter to Shareholders, dated February 14, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLOVIN CORPORATION

Date: February 14, 2024	/s/ Matthew A. Stumpf
Matthew A. Stumpf
Chief Financial Officer